SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JULY 21, 2006

TO PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR CHARTER

ISSUED BY KEYPORT VARIABLE ACCOUNT A

This supplement describes changes to the certain investment options offered under your Certificate. The names of the following investment options have changed:

Old Name	New Name

Colonial Small Cap Value Fund, Variable Series	Columbia Small Cap Value Fund, Variable Series

Colonial Strategic Income Fund, Variable Series	Columbia Strategic Income Fund, Variable Series

Liberty Asset Allocation Fund, Variable Series	Columbia Asset Allocation Fund, Variable Series

Liberty Growth & Income Fund, Variable Series	Columbia Large Cap Value Fund, Variable Series

Liberty Money Market Fund, Variable Series	Columbia Money Market Fund, Variable Series

Liberty Federal Securities Fund, Variable Series	Columbia Federal Securities Fund, Variable Series

Please retain this supplement with your prospectus for future reference.